SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2009

MacroSolve, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1518725
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification Number)

(Address of principal executive offices) (zip code)

(918) 280-8693
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Matthew Kamen, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Hogan & Slovacek, P.C., the firm that has served as the independent registered public accounting firm for MacroSolve Inc. (the “Company”), announced that it is combining with the firm of Tullius Taylor Sartain & Sartain LLP, on January 7, 2009.  As a result, Hogan & Slovacek has resigned as the Company’s accounting firm effective January 7, 2009 and our audit committee has approved, as of January 14, 2009, the engagement of the successor firm, which is named HoganTaylor LLP (“HoganTaylor”).  The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor which will continue the practices of each of the merged firms.  Hogan & Slovacek will remain in existence solely for the purpose of winding up its affairs but will not engage in any public accounting practice.

While HoganTaylor is technically a new firm, because it is a successor firm to our prior accountants, we do not consider this a substantive change of accounting firms.  Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

The reports of Hogan & Slovacek regarding the Company’s financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  Hogan & Slovacek’s reports were modified to reflect an uncertainty relating to the Company’s ability to continue as a going concern.  During the years ended December 31, 2006 and 2007, and during the period from January 1, 2008, through January 7, 2009, the date of resignation, there were no disagreements with Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hogan & Slovacek would have caused it to make reference to such disagreement in its report.

The Company provided Hogan & Slovacek with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Hogan & Slovacek furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated January 20, 2009 is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
16.1 99.1	Letter from Hogan & Slovacek to the SEC dated January 20, 2009 Auditor resignation letter dated January 7, 2009 from Hogan & Slovacek.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MacroSolve, Inc.

Dated: January 20, 2009	By: /s/ Clint Parr
Name: Clint Parr
Title: Chief Executive Officer

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